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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              -------------------

                                FORM 8-K/A No. 1

                              -------------------

                             Amending Item Number 7


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 1999

                      -----------------------------------

                            EASTBROKERS INTERNATIONAL
                                  INCORPORATED
             (Exact Name Of Registrant As Specified In Its Charter)

                      -----------------------------------


            DELAWARE                       0-26202               52-1807562
(State Or Other Jurisdiction Of    (Commission File Number)    (IRS Employer
 Incorporation Or Organization)                              Identification No.)


          15245 SHADY GROVE ROAD, SUITE 340, ROCKVILLE, MARYLAND 20850 (Address of Principal Executive Offices)

                                 (301) 527-1110
              (Registrant's telephone number, including area code)

* This amendment to Form 8-K dated February 17, 1999 is being filed to include the letter from Deloitte & Touche LLP dated March 4, 1999 related to the comments in Item 4 of this Form 8-K.

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT




     Information required by Item 304

     (a)(1)

        (i) Deloitte & Touche LLP has informed Eastbrokers International Incorporated (the "Company") that they are declining to stand for re-election as the Company's Certifying Accountants for the fiscal year ending March 31, 1999. The client-auditor relationship between the Company and Deloitte & Touche LLP has ceased effective February 17, 1999.

        (ii) The report of Deloitte & Touche LLP on the Company's financial statements for the fiscal year ended March 31, 1998 contained no adverse opinion or disclaimer of opinion and was not modified as to uncertainty , audit scope or accounting principles.

        (iii) The decision by Deloitte & Touche LLP's to decline to stand for re-election was accepted by the Board of Directors.

        (iv) The Company has had no disagreements with Deloitte & Touche LLP regarding any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements of the Company.

        (v) Deloitte & Touche LLP has issued a letter to the U.S. Securities and Exchange Commission stating its agreement with the above statements. A copy of this letter dated March 4, 1999 is filed as an exhibit to this Form 8-K/A.



     (b) The Company has not yet engaged a new Certifying Accountant.






ITEM 7 -- FINANCIAL STATEMENTS AND EXHIBITS

     C.   EXHIBITS REQUIRED BY ITEM 601 OF REGULATION S-B

      EXHIBIT NO.       DESCRIPTION
      -----------       -------------------

         (16) Letter from Deloitte & Touche LLP to the U.S. Securities and Exchange Commission dated March 4, 1999.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned thereunto duly authorized.




EASTBROKERS INTERNATIONAL INCORPORATED
             (Registrant)



By                        /s/ Kevin D. McNeil
            ----------------------------------------------
                            Kevin D. McNeil
           Executive Vice President, Treasurer, Secretary,
                      and Chief Financial Officer

Dated:  March 8, 1999

                                 EXHIBIT INDEX



      EXHIBIT NO.       DESCRIPTION
      -----------       -------------------

         (16) Letter from Deloitte & Touche LLP to the U.S. Securities and Exchange Commission dated March 4, 1999.

EXHIBIT 16





DELOITTE &
      TOUCHE
                       DELOITTE & TOUCHE LLP          Telephone: (410)  576-6700
                       Suite 1100                     Facsimile:   (410)837-0510
                       2 Hopkins Plaza                ITT Telex: 4995614
                       Baltimore, Maryland 21201-2983





   March 4,1999

   Securities and Exchange Commission
   Mail Stop 9-5
   450 5th Street, N.W.
   Washington, D.C. 20549

   Dear Sirs/Madams:

   We have read and agree with the comments in Item 4 of the Form 8-K of Eastbrokers International Inc. dated February 22, 1999. It should be noted, however, that in connection with the audit for the year ended March 31, 1998, we orally communicated to members of Eastbrokers International Inc.'s Board of Directors and senior management our concerns about the Company's ability to prepare accurate and timely financial statements.

   Yours truly,


    /s/ Deloitte & Touche LLP


   Deloitte & Touche LLP
   Baltimore, Maryland







DELOITTE TOUCHE
TOHMATSU